Unum Group
Statistical Supplement Second Quarter 2021

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	14
Investments	15
Appendix to Statistical Supplement	16

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.4 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Consolidated U.S. GAAP Results¹
Premium Income	$2,374.4	$2,368.7	$4,752.7	$4,740.1	$9,378.1	$9,365.6

Adjusted Operating Revenue	$2,992.1	$2,987.4	$5,979.5	$6,002.5	$11,963.0	$12,022.1
Net Realized Investment Gain (Loss)	0.9	33.8	85.5	(110.2)	1,199.1	(23.2)

Revenue	$2,993.0	$3,021.2	$6,065.0	$5,892.3	$13,162.1	$11,998.9

Net Income	$182.9	$265.5	$335.9	$426.5	$793.0	$1,100.3
Net Income Per Common Share:
Basic	$0.89	$1.30	$1.64	$2.10	$3.89	$5.25
Assuming Dilution	$0.89	$1.30	$1.64	$2.10	$3.89	$5.24

Assets			$70,807.9	$69,305.2	$70,625.8	$67,013.4
Stockholders' Equity			$10,947.5	$10,561.4	$10,871.0	$9,965.0

Adjusted Operating Return on Equity
Unum US	12.9%	16.4%	10.6%	17.5%	14.6%	18.0%
Unum International	8.5%	6.9%	9.4%	7.5%	6.5%	11.7%
Colonial Life	19.3%	18.5%	16.7%	17.5%	16.7%	17.5%
Core Operating Segments	13.8%	15.9%	11.9%	16.4%	14.1%	17.2%
Consolidated	11.6%	10.8%	10.1%	11.3%	10.7%	12.8%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$177.5	$327.0	$314.2	$653.1	$726.2	$1,027.2
Net Realized Investment Gain (Loss), After Tax	11.7	(20.9)	18.4	(84.4)	(79.4)	(45.1)

Net Income	$189.2	$306.1	$332.6	$568.7	$646.8	$982.1

Capital and Surplus			$3,800.6	$3,689.4	$3,875.0	$3,644.4

Weighted Average Risk-based Capital Ratio			~ 375%	~ 370%	~ 365%	~ 365%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	6/30/2021		6/30/2020		12/31/2020		12/31/2019
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$10,947.5	$53.57	$10,561.4	$51.90	$10,871.0	$53.37	$9,965.0	$49.10
Excluding:
Net Unrealized Gain on Securities	911.4	4.46	963.1	4.74	1,067.7	5.24	615.9	3.03
Net Gain on Hedges	77.5	0.38	186.2	0.91	97.8	0.48	187.8	0.93
Subtotal	9,958.6	48.73	9,412.1	46.25	9,705.5	47.65	9,161.3	45.14
Excluding:
Foreign Currency Translation Adjustment	(244.7)	(1.20)	(348.2)	(1.71)	(261.3)	(1.28)	(281.6)	(1.39)
Subtotal	10,203.3	49.93	9,760.3	47.96	9,966.8	48.93	9,442.9	46.53
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(522.1)	(2.56)	(473.9)	(2.33)	(530.0)	(2.61)	(484.8)	(2.39)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$10,725.4	$52.49	$10,234.2	$50.29	$10,496.8	$51.54	$9,927.7	$48.92

Dividends Paid	$117.9	$0.57	$117.1	$0.57	$233.2	$1.14	$231.3	$1.09

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Shares Repurchased (millions)	—	—	—	—	—	12.3
Cost of Shares Repurchased (millions)(1)	$—	$—	$—	$—	$—	$400.4
Price (UNM closing price on last trading day of period)			$28.40	$16.59	$22.94	$29.16

Leverage Ratio			26.2%	31.4%	26.2%	29.1%

Holding Company Cash and Marketable Securities			$1,717	$1,553	$1,512	$863

(1) Includes commissions of $0.4 million for the year ended December 31, 2019.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Negative	Stable

Issuer Credit Ratings	bbb	BBB-	Baa3	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A-	A3	A
Unum Life Insurance Company of America	A	A-	A3	A
Colonial Life & Accident Insurance Company	A	A-	A3	A
The Paul Revere Life Insurance Company	A	A-	A3	A
Starmount Life Insurance Company	A	NR	NR	NR
Unum Insurance Company	A-	A-	A3	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Revenue
Premium Income	$2,374.4	$2,368.7	$4,752.7	$4,740.1	$9,378.1	$9,365.6
Net Investment Income	563.5	569.0	1,112.2	1,154.0	2,360.7	2,435.3
Net Realized Investment Gain (Loss)	0.9	33.8	85.5	(110.2)	1,199.1	(23.2)
Other Income	54.2	49.7	114.6	108.4	224.2	221.2
Total Revenue	2,993.0	3,021.2	6,065.0	5,892.3	13,162.1	11,998.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,854.1	1,882.8	3,905.3	3,737.6	8,972.9	7,496.2
Commissions	259.7	273.0	519.6	552.2	1,057.3	1,122.7
Interest and Debt Expense - Non-recourse Debt	—	0.7	—	1.5	3.1	5.3
Interest and Debt Expense - All Other Debt	45.3	46.8	89.7	91.7	185.1	172.1
Cost Related to Early Retirement of Debt	67.3	—	67.3	—	—	27.3
Deferral of Acquisition Costs	(129.7)	(149.9)	(260.3)	(311.9)	(576.2)	(658.6)
Amortization of Deferred Acquisition Costs	136.0	140.7	302.4	316.9	606.1	609.9
Other Expenses	497.7	489.5	979.6	964.6	1,949.8	1,841.9
Total Benefits and Expenses	2,730.4	2,683.6	5,603.6	5,352.6	12,198.1	10,616.8

Income Before Income Tax	262.6	337.6	461.4	539.7	964.0	1,382.1
Income Tax	79.7	72.1	125.5	113.2	171.0	281.8

Net Income	$182.9	$265.5	$335.9	$426.5	$793.0	$1,100.3

Weighted Average Shares Outstanding
Basic	204.5	203.6	204.3	203.5	203.6	209.7
Assuming Dilution	205.3	203.7	205.0	203.5	203.8	209.9

Actual Number of Shares Outstanding			204.3	203.5	203.7	202.9

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2021	6/30/2020	% Change	6/30/2021	6/30/2020	% Change	12/31/2020	12/31/2019
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$42.0	$55.2	(23.9)%	$73.1	$86.6	(15.6)%	$239.7	$241.5
Group Short-term Disability	31.2	29.6	5.4	55.3	43.8	26.3	158.7	159.2
Group Life and AD&D	63.8	56.6	12.7	94.0	84.7	11.0	224.3	258.3
Subtotal	137.0	141.4	(3.1)	222.4	215.1	3.4	622.7	659.0
Supplemental and Voluntary
Individual Disability	14.9	14.2	4.9	31.9	36.9	(13.6)	71.4	75.9
Voluntary Benefits	43.7	47.0	(7.0)	144.7	175.6	(17.6)	241.6	300.6
Dental and Vision	13.0	12.7	2.4	21.0	23.5	(10.6)	63.9	74.6
Subtotal	71.6	73.9	(3.1)	197.6	236.0	(16.3)	376.9	451.1
Total Sales	$208.6	$215.3	(3.1)	$420.0	$451.1	(6.9)	$999.6	$1,110.1

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$83.4	$80.6	3.5%	$141.6	$131.8	7.4%	$377.0	$370.8
Large Case Market	53.6	60.8	(11.8)	80.8	83.3	(3.0)	245.7	288.2
Subtotal	137.0	141.4	(3.1)	222.4	215.1	3.4	622.7	659.0
Supplemental and Voluntary	71.6	73.9	(3.1)	197.6	236.0	(16.3)	376.9	451.1
Total Sales	$208.6	$215.3	(3.1)	$420.0	$451.1	(6.9)	$999.6	$1,110.1

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Six Months Ended			Year Ended
(in millions of dollars)	6/30/2021	6/30/2020	% Change	6/30/2021	6/30/2020	% Change	12/31/2020	12/31/2019
Sales by Product
Unum UK
Group Long-term Disability	$15.2	$13.0	16.9%	$23.3	$21.6	7.9%	$37.7	$43.2
Group Life	9.6	6.2	54.8	16.1	11.8	36.4	20.6	24.3
Supplemental	4.8	7.9	(39.2)	9.9	15.0	(34.0)	18.9	19.5
Unum Poland	3.5	3.0	16.7	7.0	5.6	25.0	13.3	13.0
Total Sales	$33.1	$30.1	10.0	$56.3	$54.0	4.3	$90.5	$100.0

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$13.0	$10.2	27.5%	$21.2	$19.3	9.8%	$36.2	$38.2
Large Case Market	11.8	9.0	31.1	18.2	14.1	29.1	22.1	29.3
Subtotal	24.8	19.2	29.2	39.4	33.4	18.0	58.3	67.5
Supplemental	4.8	7.9	(39.2)	9.9	15.0	(34.0)	18.9	19.5
Unum Poland	3.5	3.0	16.7	7.0	5.6	25.0	13.3	13.0
Total Sales	$33.1	$30.1	10.0	$56.3	$54.0	4.3	$90.5	$100.0

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£10.8	£10.5	2.9%	£16.7	£17.2	(2.9)%	£29.5	£33.7
Group Life	6.9	5.0	38.0	11.6	9.4	23.4	16.1	19.0
Supplemental	3.5	6.4	(45.3)	7.2	11.8	(39.0)	14.9	15.1
Total Sales	£21.2	£21.9	(3.2)	£35.5	£38.4	(7.6)	£60.5	£67.8

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£9.3	£8.1	14.8%	£15.3	£15.3	—%	£28.3	£29.9
Large Case Market	8.4	7.4	13.5	13.0	11.3	15.0	17.3	22.8
Subtotal	17.7	15.5	14.2	28.3	26.6	6.4	45.6	52.7
Supplemental	3.5	6.4	(45.3)	7.2	11.8	(39.0)	14.9	15.1
Total Sales	£21.2	£21.9	(3.2)	£35.5	£38.4	(7.6)	£60.5	£67.8

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2021	6/30/2020	% Change	6/30/2021	6/30/2020	% Change	12/31/2020	12/31/2019
Sales by Product
Accident, Sickness, and Disability	$69.2	$45.3	52.8%	$126.6	$109.9	15.2%	$261.5	$354.4
Life	26.2	16.1	62.7	46.8	36.8	27.2	88.8	122.7
Cancer and Critical Illness	15.7	10.9	44.0	27.9	24.9	12.0	62.8	88.9
Total Sales	$111.1	$72.3	53.7	$201.3	$171.6	17.3	$413.1	$566.0

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$72.6	$45.9	58.2%	$134.9	$113.5	18.9%	$266.2	$345.7
Large Case Market	17.6	10.0	76.0	29.1	21.9	32.9	57.4	81.4
Subtotal	90.2	55.9	61.4	164.0	135.4	21.1	323.6	427.1
Public Sector	20.9	16.4	27.4	37.3	36.2	3.0	89.5	138.9
Total Sales	$111.1	$72.3	53.7	$201.3	$171.6	17.3	$413.1	$566.0

5. 2

Unum Group Consolidated Balance Sheets

	June 30	December 31
	2021	2020
Assets

Investments
Fixed Maturity Securities	$43,513.8	$44,137.3
Mortgage Loans	2,387.1	2,432.1
Policy Loans	3,608.5	3,683.9
Other Long-term Investments	1,062.9	960.2
Short-term Investments	1,596.6	1,470.0
Total Investments	52,168.9	52,683.5

Other Assets
Cash and Bank Deposits	123.1	197.0
Accounts and Premiums Receivable	1,627.6	1,519.3
Reinsurance Recoverable	11,303.4	10,666.0
Accrued Investment Income	722.2	611.4
Deferred Acquisition Costs	2,235.7	2,272.6
Goodwill	353.3	353.0
Property and Equipment	499.8	498.0
Income Tax Receivable	—	72.7
Other Assets	1,773.9	1,752.3

Total Assets	$70,807.9	$70,625.8

Unum Group Consolidated Balance Sheets - Continued

	June 30	December 31
	2021	2020
Liabilities and Stockholders' Equity

Liabilities
Policy and Contract Benefits	$1,890.4	$1,855.4
Reserves for Future Policy and Contract Benefits	48,952.0	49,653.0
Unearned Premiums	461.1	349.3
Other Policyholders’ Funds	1,751.0	1,663.9
Income Tax Payable	69.0	—
Deferred Income Tax	405.4	416.1
Long-term Debt	3,441.4	3,345.7
Other Liabilities	2,890.1	2,471.4

Total Liabilities	59,860.4	59,754.8

Stockholders’ Equity
Common Stock	30.7	30.7
Additional Paid-in Capital	2,386.8	2,376.2
Accumulated Other Comprehensive Income	222.1	374.2
Retained Earnings	11,487.6	11,269.6
Treasury Stock	(3,179.7)	(3,179.7)

Total Stockholders’ Equity	10,947.5	10,871.0

Total Liabilities and Stockholders’ Equity	$70,807.9	$70,625.8

6. 1

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum International	Colonial Life	Consolidated
Balance at December 31, 2019	$1,223.0	$26.4	$1,074.6	$2,324.0
Capitalization	291.5	12.1	272.6	576.2
Amortization	(341.0)	(7.4)	(257.7)	(606.1)
Adjustment Related to Unrealized Investment Gains and Losses	(4.8)	—	(17.6)	(22.4)
Foreign Currency	—	0.9	—	0.9
Balance at December 31, 2020	1,168.7	32.0	1,071.9	2,272.6
Capitalization	132.3	6.3	121.7	260.3
Amortization	(172.6)	(4.1)	(125.7)	(302.4)
Adjustment Related to Unrealized Investment Gains and Losses	2.1	—	3.2	5.3
Foreign Currency	—	(0.1)	—	(0.1)
Balance at June 30, 2021	$1,130.5	$34.1	$1,071.1	$2,235.7

6. 2

Unum Group Balance Sheets by Segment - June 30, 2021

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,305.8	$2,605.6	$5,371.0	$16,282.4	$3,816.0	$3,620.2	$25,484.4	$2,965.9	$52,168.9
Deferred Acquisition Costs	94.6	75.6	960.3	1,130.5	34.1	1,071.1	—	—	2,235.7
Goodwill	8.9	—	271.1	280.0	45.6	27.7	—	—	353.3
All Other	483.7	287.3	402.9	1,173.9	391.7	165.9	12,856.8	1,461.7	16,050.0
Total Assets	$8,893.0	$2,968.5	$7,005.3	$18,866.8	$4,287.4	$4,884.9	$38,341.2	$4,427.6	$70,807.9

Liabilities
Reserves and Policyholder Benefits	$7,308.8	$1,930.5	$4,328.0	$13,567.3	$3,254.2	$2,938.0	$33,295.0	$—	$53,054.5
Debt	—	—	—	—	—	—	—	3,441.4	3,441.4
All Other	118.5	89.9	344.7	553.1	143.2	182.7	710.3	1,775.2	3,364.5
Total Liabilities	7,427.3	2,020.4	4,672.7	14,120.4	3,397.4	3,120.7	34,005.3	5,216.6	59,860.4

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,443.2	892.4	2,084.7	4,420.3	829.4	1,566.6	4,079.2	(936.9)	9,958.6
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	22.5	55.7	247.9	326.1	60.6	197.6	256.7	147.9	988.9
Total Allocated Stockholders' Equity	1,465.7	948.1	2,332.6	4,746.4	890.0	1,764.2	4,335.9	(789.0)	10,947.5

Total Liabilities and Allocated Stockholders' Equity	$8,893.0	$2,968.5	$7,005.3	$18,866.8	$4,287.4	$4,884.9	$38,341.2	$4,427.6	$70,807.9

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 3

Unum Group Balance Sheets by Segment - December 31, 2020

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,388.5	$2,425.8	$5,401.5	$16,215.8	$3,749.0	$3,511.2	$26,543.7	$2,663.8	$52,683.5
Deferred Acquisition Costs	95.3	76.4	997.0	1,168.7	32.0	1,071.9	—	—	2,272.6
Goodwill	8.9	—	271.1	280.0	45.3	27.7	—	—	353.0
All Other	486.0	408.5	475.2	1,369.7	379.9	253.5	11,624.0	1,689.6	15,316.7
Total Assets	$8,978.7	$2,910.7	$7,144.8	$19,034.2	$4,206.2	$4,864.3	$38,167.7	$4,353.4	$70,625.8

Liabilities
Reserves and Policyholder Benefits	$7,442.2	$1,878.3	$4,401.1	$13,721.6	$3,144.9	$2,892.8	$33,762.3	$—	$53,521.6
Debt	—	—	—	—	—	—	—	3,345.7	3,345.7
All Other	106.1	62.2	366.2	534.5	128.2	135.6	290.8	1,798.4	2,887.5
Total Liabilities	7,548.3	1,940.5	4,767.3	14,256.1	3,273.1	3,028.4	34,053.1	5,144.1	59,754.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,404.7	903.8	2,103.9	4,412.4	823.5	1,621.7	3,890.5	(1,042.6)	9,705.5
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	25.7	66.4	273.6	365.7	109.6	214.2	224.1	251.9	1,165.5
Total Allocated Stockholders' Equity	1,430.4	970.2	2,377.5	4,778.1	933.1	1,835.9	4,114.6	(790.7)	10,871.0

Total Liabilities and Allocated Stockholders' Equity	$8,978.7	$2,910.7	$7,144.8	$19,034.2	$4,206.2	$4,864.3	$38,167.7	$4,353.4	$70,625.8

6. 4

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and amortization of the cost of reinsurance as well as certain other items as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Six Months Ended
	6/30/2021	6/30/2020	% Change	6/30/2021	6/30/2020	% Change
Premium Income
Unum US	$1,522.1	$1,522.7	—%	$3,047.9	$3,050.4	(0.1)%
Unum International	183.5	157.1	16.8	357.9	321.7	11.3
Colonial Life	419.7	438.6	(4.3)	846.1	873.3	(3.1)
Closed Block	249.1	250.3	(0.5)	500.8	494.7	1.2
	2,374.4	2,368.7	0.2	4,752.7	4,740.1	0.3
Net Investment Income
Unum US	183.6	176.9	3.8	363.3	356.5	1.9
Unum International	35.7	26.3	35.7	61.7	52.8	16.9
Colonial Life	41.6	36.8	13.0	79.3	74.5	6.4
Closed Block	294.7	326.3	(9.7)	591.9	662.4	(10.6)
Corporate	7.9	2.7	192.6	16.0	7.8	105.1
	563.5	569.0	(1.0)	1,112.2	1,154.0	(3.6)
Other Income
Unum US	41.3	35.3	17.0	81.7	75.5	8.2
Unum International	0.1	0.2	(50.0)	0.2	0.2	—
Colonial Life	0.3	0.3	—	0.5	0.6	(16.7)
Closed Block	12.1	13.7	(11.7)	30.5	31.9	(4.4)
Corporate	0.4	0.2	100.0	1.7	0.2	N.M.
	54.2	49.7	9.1	114.6	108.4	5.7
Total Adjusted Operating Revenue
Unum US	1,747.0	1,734.9	0.7	3,492.9	3,482.4	0.3
Unum International	219.3	183.6	19.4	419.8	374.7	12.0
Colonial Life	461.6	475.7	(3.0)	925.9	948.4	(2.4)
Closed Block	555.9	590.3	(5.8)	1,123.2	1,189.0	(5.5)
Corporate	8.3	2.9	186.2	17.7	8.0	121.3
	$2,992.1	$2,987.4	0.2	$5,979.5	$6,002.5	(0.4)

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Six Months Ended
	6/30/2021	6/30/2020	% Change	6/30/2021	6/30/2020	% Change
Benefits and Expenses
Unum US	$1,567.7	$1,503.0	4.3%	$3,197.9	$2,988.7	7.0%
Unum International	194.5	168.5	15.4	368.6	340.2	8.3
Colonial Life	365.8	384.8	(4.9)	756.8	776.4	(2.5)
Closed Block	464.4	553.6	(16.1)	1,094.0	1,122.6	(2.5)
Corporate	138.0	73.7	87.2	186.3	124.7	49.4
	2,730.4	2,683.6	1.7	5,603.6	5,352.6	4.7

Income (Loss) Before Income Tax and Net Realized Investment Gain (Loss)
Unum US	179.3	231.9	(22.7)	295.0	493.7	(40.2)
Unum International	24.8	15.1	64.2	51.2	34.5	48.4
Colonial Life	95.8	90.9	5.4	169.1	172.0	(1.7)
Closed Block	91.5	36.7	149.3	29.2	66.4	(56.0)
Corporate	(129.7)	(70.8)	(83.2)	(168.6)	(116.7)	(44.5)
	261.7	303.8	(13.9)	375.9	649.9	(42.2)

Income Tax	79.4	63.7	24.6	107.5	135.7	(20.8)

Income Before Net Realized Investment Gain (Loss)	182.3	240.1	(24.1)	268.4	514.2	(47.8)

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $0.3; $8.4; $18.0; $(22.5))	0.6	25.4	(97.6)	67.5	(87.7)	(177.0)

Net Income	$182.9	$265.5	(31.1)	$335.9	$426.5	(21.2)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19
Premium Income
Unum US	$1,522.1	$1,525.8	$1,485.1	$1,483.4	$1,522.7	$1,527.7	$1,508.3	$1,501.9	$1,504.5
Unum International	183.5	174.4	165.7	165.4	157.1	164.6	165.6	152.3	158.6
Colonial Life	419.7	426.4	418.8	419.9	438.6	434.7	424.9	419.9	420.9
Closed Block	249.1	251.7	250.3	249.4	250.3	244.4	253.8	257.1	259.1
	2,374.4	2,378.3	2,319.9	2,318.1	2,368.7	2,371.4	2,352.6	2,331.2	2,343.1
Net Investment Income
Unum US	183.6	179.7	173.1	190.7	176.9	179.6	189.0	184.2	184.1
Unum International	35.7	26.0	25.5	26.3	26.3	26.5	28.6	24.3	44.8
Colonial Life	41.6	37.7	37.5	43.7	36.8	37.7	37.0	36.9	37.2
Closed Block	294.7	297.2	356.7	351.2	326.3	336.1	356.6	347.3	354.5
Corporate	7.9	8.1	0.7	1.3	2.7	5.1	5.1	6.7	4.3
	563.5	548.7	593.5	613.2	569.0	585.0	616.3	599.4	624.9
Other Income
Unum US	41.3	40.4	37.4	42.0	35.3	40.2	36.7	34.8	36.8
Unum International	0.1	0.1	0.1	0.2	0.2	—	0.3	—	0.3
Colonial Life	0.3	0.2	0.2	0.3	0.3	0.3	1.2	0.9	0.7
Closed Block	12.1	18.4	16.9	17.8	13.7	18.2	17.8	18.9	16.5
Corporate	0.4	1.3	0.6	0.3	0.2	—	0.5	1.0	1.7
	54.2	60.4	55.2	60.6	49.7	58.7	56.5	55.6	56.0
Total Adjusted Operating Revenue
Unum US	1,747.0	1,745.9	1,695.6	1,716.1	1,734.9	1,747.5	1,734.0	1,720.9	1,725.4
Unum International	219.3	200.5	191.3	191.9	183.6	191.1	194.5	176.6	203.7
Colonial Life	461.6	464.3	456.5	463.9	475.7	472.7	463.1	457.7	458.8
Closed Block	555.9	567.3	623.9	618.4	590.3	598.7	628.2	623.3	630.1
Corporate	8.3	9.4	1.3	1.6	2.9	5.1	5.6	7.7	6.0
	$2,992.1	$2,987.4	$2,968.6	$2,991.9	$2,987.4	$3,015.1	$3,025.4	$2,986.2	$3,024.0

Unum Group Quarterly Historical Financial Results by Segment - Continued

	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19
Benefits and Expenses
Unum US	$1,567.7	$1,630.2	$1,552.1	$1,527.9	$1,503.0	$1,485.7	$1,470.9	$1,459.5	$1,471.1
Unum International	194.5	174.1	170.6	170.5	168.5	171.7	170.6	152.4	173.0
Colonial Life	365.8	391.0	385.3	371.7	384.8	391.6	375.4	370.5	374.4
Closed Block	464.4	629.6	1,996.8	547.6	553.6	569.0	582.1	596.4	596.4
Corporate	138.0	48.3	44.0	79.0	73.7	51.0	58.2	81.8	49.8
	2,730.4	2,873.2	4,148.8	2,696.7	2,683.6	2,669.0	2,657.2	2,660.6	2,664.7

Income Before Income Tax Expense (Benefit) and Net Realized Investment Gain (Loss)
Unum US	179.3	115.7	143.5	188.2	231.9	261.8	263.1	261.4	254.3
Unum International	24.8	26.4	20.7	21.4	15.1	19.4	23.9	24.2	30.7
Colonial Life	95.8	73.3	71.2	92.2	90.9	81.1	87.7	87.2	84.4
Closed Block	91.5	(62.3)	(1,372.9)	70.8	36.7	29.7	46.1	26.9	33.7
Corporate	(129.7)	(38.9)	(42.7)	(77.4)	(70.8)	(45.9)	(52.6)	(74.1)	(43.8)
	261.7	114.2	(1,180.2)	295.2	303.8	346.1	368.2	325.6	359.3

Income Tax Expense (Benefit)	79.4	28.1	(285.2)	67.9	63.7	72.0	79.2	62.8	72.4

Income Before Net Realized Investment Gain (Loss)	182.3	86.1	(895.0)	227.3	240.1	274.1	289.0	262.8	286.9

Net Realized Investment Gain (Loss)	0.9	84.6	1,304.9	4.4	33.8	(144.0)	9.2	(26.2)	(7.3)
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	0.3	17.7	274.5	0.6	8.4	(30.9)	2.0	(5.4)	(1.6)
Net Income	$182.9	$153.0	$135.4	$231.1	$265.5	$161.0	$296.2	$242.0	$281.2

Net Income Per Common Share - Assuming Dilution	$0.89	$0.75	$0.66	$1.13	$1.30	$0.79	$1.44	$1.16	$1.33

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Adjusted Operating Revenue
Premium Income	$1,522.1	$1,522.7	$3,047.9	$3,050.4	$6,018.9	$6,016.6
Net Investment Income	183.6	176.9	363.3	356.5	720.3	739.4
Other Income	41.3	35.3	81.7	75.5	154.9	142.8
Total	1,747.0	1,734.9	3,492.9	3,482.4	6,894.1	6,898.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,092.1	1,036.8	2,225.4	2,021.4	4,138.7	4,022.1
Commissions	147.6	154.4	295.5	308.7	594.9	628.5
Deferral of Acquisition Costs	(65.4)	(75.5)	(132.3)	(155.1)	(291.5)	(334.5)
Amortization of Deferred Acquisition Costs	73.9	72.0	172.6	179.7	341.0	344.0
Other Expenses	319.5	315.3	636.7	634.0	1,285.6	1,207.6
Total	1,567.7	1,503.0	3,197.9	2,988.7	6,068.7	5,867.7

Adjusted Operating Income	$179.3	$231.9	$295.0	$493.7	$825.4	$1,031.1

Operating Ratios (% of Premium Income):
Benefit Ratio	71.7%	68.1%	73.0%	66.3%	68.8%	66.9%
Other Expense Ratio	21.0%	20.7%	20.9%	20.8%	21.4%	20.1%
Adjusted Operating Income Ratio	11.8%	15.2%	9.7%	16.2%	13.7%	17.1%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$458.6	$461.0	$916.3	$924.0	$1,828.5	$1,823.1
Group Short-term Disability	213.6	203.6	428.8	406.8	799.2	768.8
Total Premium Income	672.2	664.6	1,345.1	1,330.8	2,627.7	2,591.9
Net Investment Income	94.0	96.5	191.4	189.9	388.8	401.5
Other Income	39.8	33.8	79.3	72.2	147.6	133.8
Total	806.0	794.9	1,615.8	1,592.9	3,164.1	3,127.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	502.4	484.1	1,005.7	971.5	1,921.9	1,927.9
Commissions	50.8	48.1	102.1	98.0	191.8	193.8
Deferral of Acquisition Costs	(12.5)	(11.7)	(25.1)	(24.5)	(49.3)	(49.5)
Amortization of Deferred Acquisition Costs	12.8	13.2	25.7	26.5	53.1	50.7
Other Expenses	192.6	185.2	383.4	369.1	756.6	672.1
Total	746.1	718.9	1,491.8	1,440.6	2,874.1	2,795.0

Adjusted Operating Income	$59.9	$76.0	$124.0	$152.3	$290.0	$332.2

Operating Ratios (% of Premium Income):
Benefit Ratio	74.7%	72.8%	74.8%	73.0%	73.1%	74.4%
Other Expense Ratio	28.7%	27.9%	28.5%	27.7%	28.8%	25.9%
Adjusted Operating Income Ratio	8.9%	11.4%	9.2%	11.4%	11.0%	12.8%

Persistency:
Group Long-term Disability			90.1%	89.4%	90.8%	90.7%
Group Short-term Disability			87.2%	86.9%	88.7%	89.8%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Adjusted Operating Revenue
Premium Income
Group Life	$414.6	$414.6	$824.6	$829.1	$1,640.5	$1,662.0
Accidental Death & Dismemberment	42.0	41.7	83.4	83.4	163.9	165.7
Total Premium Income	456.6	456.3	908.0	912.5	1,804.4	1,827.7
Net Investment Income	26.9	23.3	51.8	49.0	97.2	107.4
Other Income	0.5	0.5	0.8	1.0	2.4	2.7
Total	484.0	480.1	960.6	962.5	1,904.0	1,937.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	388.8	373.2	834.6	695.3	1,470.4	1,314.1
Commissions	35.9	36.9	72.7	73.3	143.2	147.7
Deferral of Acquisition Costs	(9.0)	(8.4)	(18.4)	(17.9)	(36.0)	(37.8)
Amortization of Deferred Acquisition Costs	9.6	9.8	19.2	19.7	39.3	38.1
Other Expenses	53.5	49.2	105.6	102.3	205.3	209.0
Total	478.8	460.7	1,013.7	872.7	1,822.2	1,671.1

Adjusted Operating Income (Loss)	$5.2	$19.4	$(53.1)	$89.8	$81.8	$266.7

Operating Ratios (% of Premium Income):
Benefit Ratio	85.2%	81.8%	91.9%	76.2%	81.5%	71.9%
Other Expense Ratio	11.7%	10.8%	11.6%	11.2%	11.4%	11.4%
Adjusted Operating Income Ratio	1.1%	4.3%	(5.8)%	9.8%	4.5%	14.6%

Persistency:
Group Life			90.1%	88.6%	88.8%	90.6%
Accidental Death & Dismemberment			89.6%	87.8%	88.2%	89.9%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Adjusted Operating Revenue
Premium Income
Individual Disability	$113.6	$113.1	$229.3	$222.6	$456.0	$440.7
Voluntary Benefits	212.1	224.0	430.8	454.4	875.2	910.2
Dental and Vision	67.6	64.7	134.7	130.1	255.6	246.1
Total Premium Income	393.3	401.8	794.8	807.1	1,586.8	1,597.0
Net Investment Income	62.7	57.1	120.1	117.6	234.3	230.5
Other Income	1.0	1.0	1.6	2.3	4.9	6.3
Total	457.0	459.9	916.5	927.0	1,826.0	1,833.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	200.9	179.5	385.1	354.6	746.4	780.1
Commissions	60.9	69.4	120.7	137.4	259.9	287.0
Deferral of Acquisition Costs	(43.9)	(55.4)	(88.8)	(112.7)	(206.2)	(247.2)
Amortization of Deferred Acquisition Costs	51.5	49.0	127.7	133.5	248.6	255.2
Other Expenses	73.4	80.9	147.7	162.6	323.7	326.5
Total	342.8	323.4	692.4	675.4	1,372.4	1,401.6

Adjusted Operating Income	$114.2	$136.5	$224.1	$251.6	$453.6	$432.2

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	48.4%	52.8%	45.4%	52.5%	48.8%	50.9%
Voluntary Benefits	44.2%	43.1%	41.7%	37.8%	42.2%	41.8%
Dental and Vision	77.1%	36.0%	75.1%	50.7%	60.6%	71.1%
Other Expense Ratio	18.7%	20.1%	18.6%	20.1%	20.4%	20.4%
Adjusted Operating Income Ratio	29.0%	34.0%	28.2%	31.2%	28.6%	27.1%

Persistency:
Individual Disability			89.0%	90.1%	89.5%	89.8%
Voluntary Benefits			74.5%	73.0%	72.7%	73.2%
Dental and Vision			86.6%	81.7%	85.0%	82.6%

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$105.1	$89.0	$202.2	$179.8	$364.9	$353.4
Group Life	28.0	25.1	55.3	56.0	108.5	115.7
Supplemental	27.9	24.6	55.9	48.5	99.8	89.5
Unum Poland	22.5	18.4	44.5	37.4	79.6	71.9
Total Premium Income	183.5	157.1	357.9	321.7	652.8	630.5
Net Investment Income	35.7	26.3	61.7	52.8	104.6	122.5
Other Income	0.1	0.2	0.2	0.2	0.5	0.6
Total	219.3	183.6	419.8	374.7	757.9	753.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	147.5	124.8	277.0	253.4	500.9	469.8
Commissions	13.9	12.1	26.8	24.4	49.7	48.7
Deferral of Acquisition Costs	(3.4)	(3.1)	(6.3)	(6.1)	(12.1)	(12.8)
Amortization of Deferred Acquisition Costs	2.0	1.7	4.1	3.5	7.4	7.1
Other Expenses	34.5	33.0	67.0	65.0	135.4	132.9
Total	194.5	168.5	368.6	340.2	681.3	645.7

Adjusted Operating Income	$24.8	$15.1	$51.2	$34.5	$76.6	$107.9

Unum Group Financial Results for Unum UK

	Three Months Ended		Six Months Ended		Year Ended
(in millions of pounds, except exchange rate)	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£75.2	£71.6	£145.6	£142.6	£284.2	£276.8
Group Life	20.0	20.2	39.8	44.4	84.6	90.7
Supplemental	19.9	19.9	40.2	38.5	77.7	70.0
Total Premium Income	115.1	111.7	225.6	225.5	446.5	437.5
Net Investment Income	24.3	19.9	41.7	39.2	76.0	90.5
Other Income	—	—	—	—	0.1	0.2
Total	139.4	131.6	267.3	264.7	522.6	528.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	95.0	92.2	178.2	183.8	352.5	335.5
Commissions	7.4	7.1	14.1	14.2	28.1	28.6
Deferral of Acquisition Costs	(1.2)	(1.1)	(2.0)	(2.3)	(4.2)	(5.4)
Amortization of Deferred Acquisition Costs	1.3	1.2	2.6	2.6	5.3	5.4
Other Expenses	20.1	22.1	39.0	42.6	86.5	83.7
Total	122.6	121.5	231.9	240.9	468.2	447.8

Adjusted Operating Income	£16.8	£10.1	£35.4	£23.8	£54.4	£80.4

Weighted Average Pound/Dollar Exchange Rate	1.393	1.248	1.387	1.265	1.287	1.279

Operating Ratios (% of Premium Income):
Benefit Ratio	82.5%	82.5%	79.0%	81.5%	78.9%	76.7%
Other Expense Ratio	17.5%	19.8%	17.3%	18.9%	19.4%	19.1%
Adjusted Operating Income Ratio	14.6%	9.0%	15.7%	10.6%	12.2%	18.4%

Persistency:
Group Long-term Disability			89.4%	87.7%	88.2%	89.9%
Group Life			84.3%	83.0%	81.8%	89.0%
Supplemental			89.2%	90.5%	90.7%	89.9%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$236.4	$250.3	$477.1	$499.6	$975.1	$973.4
Life	96.1	96.8	192.7	190.6	376.4	351.6
Cancer and Critical Illness	87.2	91.5	176.3	183.1	360.5	360.0
Total Premium Income	419.7	438.6	846.1	873.3	1,712.0	1,685.0
Net Investment Income	41.6	36.8	79.3	74.5	155.7	148.0
Other Income	0.3	0.3	0.5	0.6	1.1	3.4
Total	461.6	475.7	925.9	948.4	1,868.8	1,836.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	216.8	222.4	453.0	450.4	906.5	865.0
Commissions	78.1	87.1	156.4	180.1	334.3	364.5
Deferral of Acquisition Costs	(60.9)	(71.3)	(121.7)	(150.7)	(272.6)	(311.3)
Amortization of Deferred Acquisition Costs	60.1	67.0	125.7	133.7	257.7	258.8
Other Expenses	71.7	79.6	143.4	162.9	307.5	314.9
Total	365.8	384.8	756.8	776.4	1,533.4	1,491.9

Adjusted Operating Income	$95.8	$90.9	$169.1	$172.0	$335.4	$344.5

Operating Ratios (% of Premium Income):
Benefit Ratio	51.7%	50.7%	53.5%	51.6%	52.9%	51.3%
Other Expense Ratio	17.1%	18.1%	16.9%	18.6%	18.0%	18.7%
Adjusted Operating Income Ratio	22.8%	20.7%	20.0%	19.7%	19.6%	20.4%

Persistency:
Accident, Sickness, and Disability			74.9%	74.0%	74.3%	73.2%
Life			84.3%	83.7%	83.7%	83.4%
Cancer and Critical Illness			81.9%	81.2%	81.8%	80.6%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Adjusted Operating Revenue
Premium Income
Long-term Care	$174.9	$165.7	$352.3	$330.5	$666.9	$651.6
Individual Disability	72.4	83.1	144.5	160.1	319.6	374.3
All Other	1.8	1.5	4.0	4.1	7.9	7.6
Total Premium Income	249.1	250.3	500.8	494.7	994.4	1,033.5
Net Investment Income	294.7	326.3	591.9	662.4	1,370.3	1,404.9
Other Income	12.1	13.7	30.5	31.9	66.6	71.3
Total	555.9	590.3	1,123.2	1,189.0	2,431.3	2,509.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	397.7	498.8	949.9	1,012.4	3,426.8	2,139.3
Commissions	20.1	19.4	40.9	39.0	78.4	81.0
Interest and Debt Expense	—	0.7	—	1.5	3.1	5.3
Other Expenses	46.6	34.7	103.2	69.7	158.7	146.4
Total	464.4	553.6	1,094.0	1,122.6	3,667.0	2,372.0

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	91.5	36.7	29.2	66.4	(1,235.7)	137.7
Long-term Care Reserve Increase	—	—	—	—	151.5	—
Group Pension Reserve Increase	—	—	—	—	17.5	—
Impacts from Closed Block Individual Disability Reinsurance Transaction	—	—	139.3	—	1,305.5	—
Amortization of the Cost of Reinsurance	19.7	—	39.7	—	2.6	—
Adjusted Operating Income	$111.2	$36.7	$208.2	$66.4	$241.4	$137.7

Interest Adjusted Loss Ratios:
Long-term Care[1]	74.6%	67.0%	76.2%	74.0%	91.9%	88.1%
Long-term Care Excluding Reserve Increase					68.9%
Individual Disability[2]	69.6%	89.5%	69.3%	87.1%	85.1%	78.8%

Operating Ratios (% of Premium Income):
Other Expense Ratio	18.7%	13.9%	20.6%	14.1%	13.6%	14.2%
Other Expense Ratio Excluding Impacts from Reinsurance Transaction[3]	10.8%		11.4%
Income (Loss) Ratio	36.7%		5.8%		(124.3)%
Adjusted Operating Income Ratio	44.6%	14.7%	41.6%	13.4%	24.3%	13.3%

Persistency:
Long-term Care			95.4%	95.3%	94.8%	95.7%
Individual Disability			86.4%	88.8%	88.0%	88.1%
1The interest-adjusted loss ratio for the rolling twelve months ended June 30, 2021 and June 30, 2020 was 70.0 percent and 81.1 percent, respectively.
2Excludes the $133.1 million reserve recognition from the first six months of 2021 related to the second phase of the reinsurance transaction that occurred during the first quarter of 2021.
3Excludes $19.7 million and $39.7 million of amortization of the cost of reinsurance during the second quarter and first six months of 2021, respectively. Also excluded from the first six months of 2021 is $6.2 million of transaction costs related to the reinsurance transaction that occurred during the first quarter of 2021.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020	12/31/2020	12/31/2019
Adjusted Operating Revenue
Net Investment Income	$7.9	$2.7	$16.0	$7.8	$9.8	$20.5
Other Income	0.4	0.2	1.7	0.2	1.1	3.1
Total	8.3	2.9	17.7	8.0	10.9	23.6

Interest, Debt, and Other Expenses	138.0	73.7	186.3	124.7	247.7	239.5

Loss Before Income Tax and Net Realized Investment Gains and Losses	(129.7)	(70.8)	(168.6)	(116.7)	(236.8)	(215.9)
Costs Related to Organizational Design Update	—	—	—	—	23.3	—
Impairment Loss on ROU Asset	13.9	12.7	13.9	12.7	12.7	—
Cost Related to Early Retirement of Debt	67.3	—	67.3	—	—	27.3
Adjusted Operating Loss	$(48.5)	$(58.1)	$(87.4)	$(104.0)	$(200.8)	$(188.6)

Unum Group Reserves

	June 30, 2021
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,579.6	$771.8	26.3%	$6,351.4	$55.8	$6,295.6
Group Life and Accidental Death & Dismemberment	58.0	0.3	696.9	260.4	4.0	1,015.3	5.3	1,010.0
Individual Disability	466.2	2.2	1,419.9	147.6	6.5	2,033.7	207.3	1,826.4
Voluntary Benefits	1,727.7	8.1	47.8	55.7	0.4	1,831.2	24.4	1,806.8
Dental and Vision	—	—	0.2	14.5	0.1	14.7	0.1	14.6
Unum US Segment	2,251.9	10.6	7,744.4	1,250.0	37.3	11,246.3	292.9	10,953.4

Unum International Segment	213.7	1.0	2,117.1	161.5	9.5	2,492.3	95.9	2,396.4

Colonial Life Segment	2,408.1	11.3	320.2	119.8	1.8	2,848.1	3.0	2,845.1

Individual Disability	169.3	0.8	9,492.9	135.5	39.9	9,797.7	8,474.9	1,322.8
Long-term Care	10,617.6	49.7	2,240.8	259.5	10.4	13,117.9	45.3	13,072.6
Other	5,680.9	26.6	155.1	117.5	1.1	5,953.5	4,989.5	964.0
Closed Block Segment	16,467.8	77.1	11,888.8	512.5	51.4	28,869.1	13,509.7	15,359.4

Subtotal	$21,341.5	100.0%	$22,070.5	$2,043.8	100.0%	45,455.8	13,901.5	31,554.3

Adjustment Related to Unrealized Investment Gains and Losses						5,386.6	152.8	5,233.8

Consolidated						$50,842.4	$14,054.3	$36,788.1

The adjustment related to unrealized investment gains and losses reflects the changes that would be necessary to policyholder liabilities if the unrealized investment gains and losses related to the corresponding available-for-sale securities had been realized. Changes in this adjustment are primarily due to movements in credit spreads and U.S. Treasury rates. The decline in total net reserves within the Closed Block Individual Disability product line compared to December 31, 2020 was driven by the second phase of the reinsurance transaction that closed on March 31, 2021 whereby we ceded $990.0 million of disabled life reserves that were on claim status as of January 1, 2021.

Unum Group Reserves

	December 31, 2020
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,663.4	$720.4	26.5%	$6,383.8	$58.3	$6,325.5
Group Life and Accidental Death & Dismemberment	58.8	0.3	715.4	261.3	4.0	1,035.5	3.0	1,032.5
Individual Disability	475.9	2.2	1,417.4	146.0	6.5	2,039.3	216.3	1,823.0
Voluntary Benefits	1,731.3	8.2	46.3	55.3	0.4	1,832.9	25.3	1,807.6
Dental and Vision	—	—	0.2	11.3	—	11.5	0.1	11.4
Unum US Segment	2,266.0	10.7	7,842.7	1,194.3	37.4	11,303.0	303.0	11,000.0

Unum International Segment	208.4	1.0	2,077.0	138.6	9.2	2,424.0	89.9	2,334.1

Colonial Life Segment	2,354.8	11.2	329.0	117.4	1.8	2,801.2	4.5	2,796.7

Individual Disability	196.3	0.9	9,641.9	144.2	40.5	9,982.4	7,810.1	2,172.3
Long-term Care	10,402.1	49.3	2,147.4	268.5	10.0	12,818.0	44.4	12,773.6
Other	5,675.0	26.9	166.1	113.1	1.1	5,954.2	4,966.3	987.9
Closed Block Segment	16,273.4	77.1	11,955.4	525.8	51.6	28,754.6	12,820.8	15,933.8

Subtotal	$21,102.6	100.0%	$22,204.1	$1,976.1	100.0%	45,282.8	13,218.2	32,064.6

Adjustment Related to Unrealized Investment Gains and Losses						6,225.6	200.2	6,025.4

Consolidated						$51,508.4	$13,418.4	$38,090.0

14. 1

Unum Group Investments

	6/30/2021			6/30/2021	12/31/2020
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$26,910.4	61.8%	Earned Book Yield	4.91%	4.75%
Mortgage-Backed/Asset-Backed Securities	781.2	1.8	Average Duration (in years)	8.39	8.31
Private Placements	6,461.7	14.8
High Yield	3,152.6	7.2
Government Securities	1,735.4	4.1
Municipal Securities	4,468.3	10.3
Redeemable Preferred Stocks	4.2	—
Total	$43,513.8	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	5.1%	5.0%	Total Non-Current Investments	$20.0	$20.8
Aa	10.9	11.1	Total Schedule BA Assets	$877.6	$776.8
A	25.9	26.6
Baa	50.3	50.1
Below Baa	7.8	7.2
Total	100.0%	100.0%

Unum Group Investments at June 30, 2021

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$3,220.4	$409.1	$100.5	$2.6	$3,119.9	$411.7
Capital Goods	3,959.3	591.1	124.9	2.0	3,834.4	593.1
Communications	2,710.5	497.5	65.9	2.2	2,644.6	499.7
Consumer Cyclical	1,622.7	205.8	163.4	5.4	1,459.3	211.2
Consumer Non-Cyclical	7,047.9	1,133.7	290.3	14.7	6,757.6	1,148.4
Energy	3,639.9	617.0	50.0	3.9	3,589.9	620.9
Financial Institutions	3,772.4	433.2	266.9	7.4	3,505.5	440.6
Mortgage/Asset-Backed	781.2	65.6	0.6	0.1	780.6	65.7
Sovereigns	1,143.4	230.3	54.8	2.6	1,088.6	232.9
Technology	1,841.4	182.3	56.3	1.6	1,785.1	183.9
Transportation	2,096.9	276.9	67.3	1.9	2,029.6	278.8
U.S. Government Agencies and Municipalities	5,060.4	725.4	303.9	4.7	4,756.5	730.1
Public Utilities	6,617.4	1,235.2	262.9	11.0	6,354.5	1,246.2
Total	$43,513.8	$6,603.1	$1,807.7	$60.1	$41,706.1	$6,663.2

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position
			Investment-Grade		Below-Investment-Grade
Category			Fair Value	Gross Unrealized Loss	Fair Value	Gross Unrealized Loss
Less than 91 days			$320.2	$6.1	$22.4	$0.3
91 through 180 days			1,042.5	30.2	40.3	2.4
181 through 270 days			77.1	3.0	73.2	2.9
271 days to 1 year			69.7	3.0	—	—
Greater than 1 year			76.2	2.2	86.1	10.0
Total			$1,585.7	$44.5	$222.0	$15.6

15.1

Appendix to Statistical Supplement

2021 Significant Items

•Second quarter of 2021 amortization of the cost of reinsurance of $19.7 million before tax, or $15.5 million after tax.
•Second quarter of 2021 cost related to the early retirement of debt of $67.3 million before tax, or $53.2 million after tax.
•Second quarter of 2021 impairment loss of $13.9 million, or $11.0 million after tax, on a right of use (ROU) asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•Second quarter of 2021 U.K. tax rate increase from 19 percent to 25 percent, effective April 1, 2023, which resulted in $24.2 million of additional tax expense through continuing operations for the revaluation of our deferred tax assets and liabilities.
•In December 2020, we completed the first phase of a reinsurance transaction, pursuant to which Provident Life and Accident Insurance Company, The Paul Revere Life Insurance Company, and Unum Life Insurance Company of America, wholly-owned domestic insurance subsidiaries of Unum Group, and collectively referred to as "the ceding companies", each entered into separate reinsurance agreements with Commonwealth Annuity and Life Insurance Company (Commonwealth), to reinsure on a coinsurance basis effective as of July 1, 2020, approximately 75 percent of the Closed Block individual disability business, primarily direct business written by the ceding companies. On March 31, 2021, we completed the second phase of the reinsurance transaction, pursuant to which the ceding companies and Commonwealth amended and restated their respective reinsurance agreements to reinsure on a coinsurance and modified coinsurance basis effective as of January 1, 2021, a substantial portion of the remaining Closed Block individual disability business that was not ceded in December 2020, primarily business previously assumed by the ceding companies.

In December 2020, Provident Life and Casualty Insurance Company (PLC), also a wholly-owned domestic insurance subsidiary of Unum Group, entered into an agreement with Commonwealth whereby PLC will provide a 12-year volatility cover to Commonwealth for the active life cohort (ALR cohort). On March 31, 2021, PLC and Commonwealth amended and restated this agreement to incorporate the ALR cohort related to the additional business that was reinsured between the ceding companies and Commonwealth as part of the second phase of the transaction. As part of the amended and restated volatility cover, PLC received a payment from Commonwealth of approximately $18 million.
In connection with the second phase of the reinsurance transaction, Commonwealth paid a total ceding commission to the ceding companies of $18.2 million. The ceding companies transferred assets of $767.0 million, which consisted primarily of cash and fixed maturity securities. In addition, we recognized the following in the first quarter of 2021 related to the second phase:
•Net realized investment gains totaling $67.6 million, or $53.4 million after tax, related to the transfer of investments.
•Increase in benefits and change in reserves for future benefits of $133.1 million, or $105.1 million after tax, resulting from the realization of previously unrealized investment gains and losses recorded in accumulated other comprehensive income.
•Transaction costs totaling $6.2 million, or $5.0 million after tax.
•Reinsurance recoverable of $990.0 million related to the policies on claim status (DLR cohort).
•Payable of $307.2 million related to the portfolio of invested assets associated with the business ceded on a modified coinsurance basis.
•Cost of reinsurance, or prepaid reinsurance premium, of $43.1 million related to the DLR cohort. The total cost of reinsurance recognized on a combined basis for the first and second phases was $854.8 million for which we amortized $20.0 million, or $15.8 million after tax, during the first three months of 2021.
•Deposit asset of $5.0 million related to the ALR cohort. The total deposit asset recognized on a combined basis for the first and second phases was $91.8 million.

Appendix to Statistical Supplement - Continued

2020 Significant Items

•In connection with the first phase of the previously-mentioned reinsurance transaction, the ceding companies paid a total cash ceding commission to Commonwealth of approximately $438 million and transferred additional assets consisting primarily of fixed maturity securities and cash totaling $6,669.8 million. PLC received a payment of $62 million from Commonwealth related to the 12-year volatility cover for the business reinsured during the first phase of the transaction. In addition, we recognized the following in the fourth quarter of 2020 related to the first phase:

•Net realized investment gain of $1,302.3 million before tax, or $1,028.8 million after tax, related to the transfer of investments.
•Increase in benefits and change in reserves for future benefits of $1,284.5 million, or $1,014.7 million after tax, resulting from the realization of previously unrealized investment gains and losses recorded in accumulated other comprehensive income.
•Transaction costs totaling $21.0 million, or $16.6 million after tax.
•Net tax benefit of $36.5 million.
•Reinsurance recoverable of $6,141.5 million representing the ceded reserves related to the DLR cohort.
•Cost of reinsurance, or prepaid reinsurance premium, of $815.7 million related to the DLR cohort, of which we recognized amortization expense of $2.6 million, or $2.0 million after tax.
•Deposit asset of $88.2 million related to the ALR cohort.

•Fourth quarter of 2020 reserve increases of $151.5 million and $17.5 million before tax, or $119.7 million and $13.8 million after tax, related to long-term care and group pension, respectively.
•In December 2020, Northwind Holdings redeemed the remaining $35.0 million of principal on the Northwind notes, and was released of any contractual collateral requirements.
•Third quarter of 2020 costs related to organizational design update of $23.3 million before tax and $18.6 million after tax.
•Second quarter of 2020 impairment loss of $12.7 million, or $10.0 million after tax, on a ROU asset related to an operating lease for office space that we do not plan to continue using to support our general operations.
•In June 2016, the Financial Accounting Standards Board (FASB) issued an update that amended the guidance on the impairment of financial instruments. This update added an impairment model known as the current expected credit loss model that is based on expected losses rather than incurred losses, and will generally result in earlier recognition of allowances for losses. This new model applies to financial instruments such as mortgage loans, fixed maturity securities classified as held-to-maturity, and certain receivables. This update also prospectively modified the other-than-temporary impairment model used for available-for-sale fixed maturity securities such that credit losses are recognized as an allowance rather than as a reduction in the amortized cost of the security. We adopted this update effective January 1, 2020 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2020 which resulted in a decrease to retained earnings of $18.9 million, a decrease to mortgage loans of $8.3 million, a decrease in reinsurance recoverable of $1.8 million, a decrease in accounts and premiums receivable of $13.5 million, a decrease in deferred income tax liability of $5.0 million, and an increase to other liabilities of $0.3 million.

16.1

Appendix to Statistical Supplement - Continued

2019 Significant Items

•2019 cost related to the early retirement of debt of $27.3 million before tax and $21.6 million after tax.
•In February 2016, the FASB issued an update that changed the accounting and disclosure requirements for leases. These changes include the requirement for lessees to report most leases on their balance sheets, regardless of whether the lease is classified as a finance lease or an operating lease. For lessees, the initial lease liability is equal to the present value of lease payments and a corresponding asset, adjusted for certain items, is also recorded. The expense recognition for lessees remained similar to previous accounting requirements for capital and operating leases. We adopted this update effective January 1, 2019 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2019 which resulted in a decrease to retained earnings of $3.4 million, an increase to other assets of $117.7 million, a decrease in deferred income tax of $0.4 million, an increase to other liabilities of $122.0 million, and a decrease to income tax payable of $1.3 million.

16.2

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes realized investment gains or losses;
•After-tax adjusted operating income or loss, which excludes realized investment gains or losses and amortization of the cost of reinsurance as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges;
•Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC prior to pay off in December 2020; and
•Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses and unrealized gains or losses on securities and net gains on hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

As previously discussed, we have exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021, respectively. As a result, we exclude the amortization of the cost of reinsurance that was recognized upon the exit of the business related to the DLR cohort of policies. We believe that the exclusion of the amortization of the cost of reinsurance provides a better view of our results from our ongoing businesses.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

Information reconciling the Company’s outlook on after-tax adjusted operating income growth per share to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax adjusted operating income are those described in this Appendix to Statistical Supplement. The Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.4, other than book value per common share, which is presented on page 2.

16.3

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30
	2021		2020				2019
Total Revenue	$2,993.0	$3,072.0	$4,273.5	$2,996.3	$3,021.2	$2,871.1	$3,034.6	$2,960.0	$3,016.7
Excluding:
Net Realized Investment Gain (Loss)	0.9	84.6	1,304.9	4.4	33.8	(144.0)	9.2	(26.2)	(7.3)
Adjusted Operating Revenue	$2,992.1	$2,987.4	$2,968.6	$2,991.9	$2,987.4	$3,015.1	$3,025.4	$2,986.2	$3,024.0

16.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(1)	Annualized Adjusted Operating Return on Equity

Three Months Ended June 30, 2021
Unum US	$141.7	$4,399.3	12.9%
Unum International	17.6	825.3	8.5%
Colonial Life	75.7	1,570.3	19.3%
Core Operating Segments	235.0	6,794.9	13.8%
Closed Block	86.9	4,201.9
Corporate	(35.7)	(1,110.0)
Total	$286.2	$9,886.8	11.6%

Three Months Ended June 30, 2020
Unum US	$183.3	$4,457.8	16.4%
Unum International	12.6	733.2	6.9%
Colonial Life	71.7	1,552.5	18.5%
Core Operating Segments	267.6	6,743.5	15.9%
Closed Block	26.3	4,142.9
Corporate	(43.8)	(1,581.7)
Total	$250.1	$9,304.7	10.8%

(1) Excludes net unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.8.
16.5

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(2)	Annualized Adjusted Operating Return on Equity

Six Months Ended June 30, 2021
Unum US	$233.3	$4,416.4	10.6%
Unum International	38.8	826.5	9.4%
Colonial Life	133.5	1,594.2	16.7%
Core Operating Segments	405.6	6,837.1	11.9%
Closed Block	162.8	3,984.8
Corporate	(70.2)	(989.8)
Total	$498.2	$9,832.1	10.1%

Six Months Ended June 30, 2020
Unum US	$390.2	$4,458.6	17.5%
Unum International	28.4	755.6	7.5%
Colonial Life	135.6	1,550.0	17.5%
Core Operating Segments	554.2	6,764.2	16.4%
Closed Block	47.6	4,126.8
Corporate	(77.6)	(1,613.5)
Total	$524.2	$9,277.5	11.3%

(2) Excludes unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.8. Due to the implementation of a FASB update for which the beginning balance of 2020 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2020 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2020. As a result, average equity for the six months ended June 30, 2020 for certain of our segments will not compute using the historical allocated equity at December 31, 2019.
16.6

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(3)	Adjusted Operating Return on Equity

Year Ended December 31, 2020
Unum US	$651.4	$4,458.2	14.6%
Unum International	51.9	797.7	6.5%
Colonial Life	264.5	1,584.1	16.7%
Core Operating Segments	967.8	6,840.0	14.1%
Closed Block	183.8	3,979.2
Corporate	(146.2)	(1,395.2)
Total	$1,005.4	$9,424.0	10.7%

Year Ended December 31, 2019
Unum US	$816.3	$4,526.6	18.0%
Unum International	88.4	757.9	11.7%
Colonial Life	272.7	1,558.6	17.5%
Core Operating Segments	1,177.4	6,843.1	17.2%
Closed Block	104.4	3,842.2
Corporate	(141.2)	(1,764.5)
Total	$1,140.6	$8,920.8	12.8%

(3)Excludes unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.8. Due to the implementation of a FASB update for which the beginning balances of 2020 and 2019 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2020 and 2019 using internally allocated equity that reflects the adjusted beginning balances at January 1, 2020 and 2019, respectively. As a result, average equity for the years ended December 31, 2020 and 2019 for certain of our segments will not compute using the historical allocated equity at December 31, 2019 and 2018, respectively.

16.7

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	6/30/2021	3/31/2021	12/31/2020	6/30/2020	3/31/2020	12/31/2019	12/31/2018
Total Stockholders' Equity	$10,947.5	$10,570.1	$10,871.0	$10,561.4	$9,803.1	$9,965.0	$8,621.8
Excluding:
Net Unrealized Gain (Loss) on Securities	911.4	678.2	1,067.7	963.1	395.3	615.9	(312.4)
Net Gain on Hedges	77.5	77.1	97.8	186.2	210.6	187.8	250.6
Total Adjusted Stockholders' Equity	$9,958.6	$9,814.8	$9,705.5	$9,412.1	$9,197.2	$9,161.3	$8,683.6

	Three Months Ended	Six Months Ended	Twelve Months Ended	Three Months Ended	Six Months Ended	Twelve Months Ended
	6/30/2021		12/31/2020	6/30/2020		12/31/2019
Average Adjusted Stockholders' Equity	$9,886.8	$9,832.1	$9,424.0	$9,304.7	$9,277.5	$8,920.8

16.8

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended June 30				Six Months Ended June 30
	2021		2020		2021		2020
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$182.9	$0.89	$265.5	$1.30	$335.9	$1.64	$426.5	$2.10
Excluding:
Net Realized Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $—; $—; $14.2; $—)	—	—	—	—	53.4	0.26	—	—
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $0.3; $8.4; $3.8; $(22.5))	0.6	0.01	25.4	0.12	14.1	0.07	(87.7)	(0.43)
Total Net Realized Investment Gain (Loss)	0.6	0.01	25.4	0.12	67.5	0.33	(87.7)	(0.43)
Items Related to Closed Block Individual Disability Reinsurance Transaction
Change in Benefit Reserves and Transaction Costs (net of tax benefit of $—; $—; $29.2; $— )	—	—	—	—	(110.1)	(0.53)	—	—
Amortization of the Cost of Reinsurance (net of tax benefit of $4.2; $—; $8.4; $— )	(15.5)	(0.08)	—	—	(31.3)	(0.16)	—	—
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(15.5)	(0.08)	—	—	(141.4)	(0.69)	—	—
Cost Related to Early Retirement of Debt (net of tax benefit of $14.1; $—; $14.1; $—)	(53.2)	(0.26)	—	—	(53.2)	(0.26)	—	—
Impairment Loss on ROU Asset (net of tax benefit of $2.9; $2.7; $2.9; $2.7)	(11.0)	(0.05)	(10.0)	(0.05)	(11.0)	(0.05)	(10.0)	(0.05)
Impact of U.K. Tax Rate Increase	(24.2)	(0.12)	—	—	(24.2)	(0.12)	—	—
After-tax Adjusted Operating Income	$286.2	$1.39	$250.1	$1.23	$498.2	$2.43	$524.2	$2.58

*Assuming Dilution.
16.9

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2020		2019
	(in millions)	per share *	(in millions)	per share *
Net Income	$793.0	$3.89	$1,100.3	$5.24
Excluding:
Net Realized Investment Gains and Losses
Net Realized Investment Gain Related to Reinsurance Transaction (net of tax expense of $273.5; $—)	1,028.8	5.05	—	—
Net Realized Investment Loss, Other (net of tax benefit of $20.9; $4.5)	(82.3)	(0.40)	(18.7)	(0.09)
Total Net Realized Investment Gain (Loss)	946.5	4.65	(18.7)	(0.09)
Items Related to Closed Block Individual Disability Reinsurance Transaction
Change in Benefit Reserves and Transaction Costs (net of tax benefit of $274.2; $—)	(1,031.3)	(5.06)	—	—
Amortization of the Cost of Reinsurance (net of tax benefit of $0.6; $—)	(2.0)	(0.01)	—	—
Net Tax Benefits of Reinsurance Transaction	36.5	0.18	—	—
Total Items Related to Closed Block Individual Disability Reinsurance Transaction	(996.8)	(4.89)	—	—
Long-term Care Reserve Increase (net of tax benefit of $31.8; $—)	(119.7)	(0.59)	—	—
Group Pension Reserve Increase (net of tax benefit of $3.7; $—)	(13.8)	(0.07)	—	—
Costs Related to Organizational Design Update (net of tax benefit of $4.7; $—)	(18.6)	(0.09)	—	—
Impairment Loss on ROU Asset (net of tax benefit of $2.7; $—)	(10.0)	(0.05)	—	—
Cost Related to Early Retirement of Debt (net of tax benefit of $—; $5.7)	—	—	(21.6)	(0.11)
After-tax Adjusted Operating Income	$1,005.4	$4.93	$1,140.6	$5.44

*Assuming Dilution.
16.10

Reconciliation of Non-GAAP Financial Measures - Continued

	June 30		December 31
	2021	2020	2020	2019
Debt	$3,441.4	$3,793.0	$3,345.7	$3,326.6
Including:
Lease Liability	94.3	113.0	105.9	114.7
Excluding:
Non-recourse Debt	—	48.6	—	78.1
Adjusted Debt and Lease Liability	$3,535.7	$3,857.4	$3,451.6	$3,363.2

Total Stockholders' Equity	$10,947.5	$10,561.4	$10,871.0	$9,965.0
Excluding:
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	988.9	1,149.3	1,165.5	803.7
Northwind Capital	—	987.8	—	984.6
Equity, As Adjusted	9,958.6	8,424.3	9,705.5	8,176.7
Debt, As Adjusted and Lease Liability	3,535.7	3,857.4	3,451.6	3,363.2
Total Adjusted Capital	$13,494.3	$12,281.7	$13,157.1	$11,539.9

Leverage Ratio	26.2%	31.4%	26.2%	29.1%

16.11